EXHIBIT 99.1

MEDIA RELEASE

23 January 2026

Openmarkets enters agreement to combine with Lake Superior Acquisition Corp.

SYDNEY, AUSTRALIA and NEW YORK, NY, January 23, 2026 - Trading and Wealth Management technology provider Openmarkets Group Pty Ltd (“Openmarkets”), has entered into a plan of merger and business combination agreement (“BCA”) with Lake Superior Acquisition Corp. (“Lake Superior”), a publicly traded special purpose acquisition company (NASDAQ: LKSPU). Upon completion, the transaction contemplated under the BCA will result in the newly combined Openmarkets Group becoming a Nasdaq-listed company.

The transaction is expected to be completed in 2026 and is subject to regulatory and shareholder approvals and customary closing conditions. The terms of the transaction represent an estimated enterprise value of Openmarkets of USD$300 million (not including the earn-out shares issuable pursuant to the BCA).

The transaction coincides with the launch of Openmarkets’ strategy to expand into decentralised finance (“DeFi”) through cryptocurrency trading and Real-World Assets (“RWAs”) tokenisation, as well as offering its technology and services internationally.

Openmarkets’ digital assets strategy will initially focus on offering secure and compliant fractionalisation of real-world assets such as funds, real estate, private equity and private credit, as well as integrating of cryptocurrency trading into its existing trading technology platform. To enable a DeFi offering, Openmarkets has commenced building a unique ecosystem of local and global partnerships and reviewing its regulatory authorisations.

Dan Jowett, CEO of Openmarkets Group, says the transaction will enable Openmarkets to accelerate its growth plans.

“This transaction will provide a myriad of benefits to Openmarkets as we pursue our open finance strategy, opening up new sources of capital and onboarding new, strategically-aligned investors whilst giving Openmarkets a US market presence.”

“Tomorrow’s capital markets will be defined by the convergence of traditional and decentralised finance, and there’s enormous commercial potential for trusted fintechs to invest in compliant and secure infrastructure solutions that bring tokenised assets into our traditional financial system. Openmarkets is ready to deliver on this opportunity.”

Says Edward Cong Wang, CEO and Chairman of Lake Superior Acquisition Corp, “The combination with Openmarkets is the culmination of an exhaustive search for a market leader poised for explosive global growth. Through this transaction, we are providing the public market platform necessary for them to accelerate their expansion into new geographies and further their ambition to build the future of open finance through DeFi.".

Lake Superior Acquisition Corp is a Nasdaq-listed special purpose acquisition company (SPAC), incorporated for the purpose of effecting a merger or business combination with one or more businesses. As part of the transaction, Openmarkets Group will retain its current management team and business structure.

Openmarkets Australia Limited  ∙  AFSL No. 246705  ∙  Level 15, 388 George Street, Sydney  NSW  2000   ∙  openmarkets.com.au

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About Openmarkets

Openmarkets (openmarkets.com.au) is an Australian financial services and technology provider headquartered in Sydney, with additional offices in Melbourne and Brisbane, Australia. Openmarkets provides Brokerage Services (trade execution, clearing and settlement services), options risk management and equity order management applications, as well as Wealth Management SaaS to its various client groups – financial technology providers; Advice professionals including dealer groups, private wealth advisers, and stockbrokers; and high-volume traders.

About Lake Superior

Lake Superior is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to shareholders of Lake Superior and Openmarkets for their consideration. The combined company intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus to be distributed to Lake Superior’s shareholders in connection with Lake Superior’s solicitation for proxies for the vote by its shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Openmarkets shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus and other relevant documents will be mailed to Lake Superior’s shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Lake Superior’s shareholders and other interested persons are advised to read, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC by Lake Superior in connection with the proposed transaction, as these documents will contain important information about Lake Superior, Openmarkets, and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus, once available, as well as other documents filed by Lake Superior with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in Solicitation

Lake Superior, Openmarkets, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Lake Superior shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Lake Superior’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus included in the Registration Statement. You can find more information about Lake Superior’s directors and executive officers in Lake Superior’s final prospectus related to its initial public offering dated October 6, 2025, and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Openmarkets Australia Limited  ∙  AFSL No. 246705  ∙  Level 15, 388 George Street, Sydney  NSW  2000   ∙  openmarkets.com.au

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Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to a proposed transaction among Lake Superior, Openmarkets and the other parties thereto. Forward-looking statements include information concerning the parties’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the transaction will generate returns for shareholders. These forward-looking statements are based on the parties’ management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the transaction; (b) the outcome of any legal proceedings that may be instituted against the parties, or others following the announcement of the transaction and any definitive agreements with respect thereto; (c) the inability to complete the transaction due to the failure to obtain the approval of the shareholders of Lake Superior or Openmarkets or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transaction; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the transaction; (f) the risk that the transaction disrupts current plans and operations of the parties or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on the parties’ business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the transaction; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the transaction; (k) the possibility that the parties may be adversely affected by other economic, business, and/or competitive factors; and (l) other risks and uncertainties indicated from time to time in Lake Superior’s final prospectus related to its initial public offering dated October 6, 2025, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Lake Superior.

Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Lake Superior or the surviving company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the parties assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. No party gives any assurance that any party will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering in any jurisdiction.

Media enquiries: Sam Sinclair, Six O’Clock Advisory ∙  0415 515 233; Edward Cong Wang, edwardwang@laskescorp.com

Openmarkets Australia Limited  ∙  AFSL No. 246705  ∙  Level 15, 388 George Street, Sydney  NSW  2000   ∙  openmarkets.com.au

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